Exhibit 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Gordon R. Arnold, certify, PURSUANT TO 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the annual report of Sierra Monitor Corporation on form 10-KSB for the year ended December 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such annual report on Form 10-KSB fairly presents in all material respects the financial condition and results of operations of Sierra Monitor Corporation.

Date:     March 29, 2005                By:      /s/ Gordon R. Arnold
                                            ------------------------------------
                                                  Gordon R. Arnold
                                                  Chief Executive Officer and
                                                  Chief Financial Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Sierra Monitor Corporation and will be retained by Sierra Monitor Corporation and furnished to the Securities and Exchange Commission or its staff upon request.






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